UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2019
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

(800) 579-2302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
 On January 28, 2019, Stage Stores, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that the Company is no longer in compliance with the NYSE continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual, which requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period. In accordance with applicable NYSE procedures, the Company will respond to the NYSE within ten business days to confirm its intent to cure this deficiency.
The Company has a six-month cure period, ending on July 28, 2019, to regain compliance with the minimum share price requirement and can demonstrate compliance at any time during this six-month cure period, if on the last trading day of any calendar month during the cure period, its common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If the Company fails to regain compliance with Section 802.01C during the cure period, its common stock will be subject to the NYSE’s suspension and delisting procedures.
The Company’s common stock will continue to be listed and traded on the NYSE during this six-month cure period, subject to continued compliance with the other listing requirements. However, the Company's common stock trading symbol “SSI” will be assigned a “.BC” indicator by the NYSE to signify that the status of the stock is “below compliance” with the NYSE continued listing requirements. The “.BC” indicator will be removed when the Company regains compliance.
The NYSE notice does not affect the Company's ongoing business operations or its Securities and Exchange Commission reporting requirements, nor does it conflict with or cause an event of default under the Company’s credit facility.

Item 7.01	Regulation FD Disclosure.
 On February 1, 2019, the Company issued a news release announcing its receipt of the NYSE notice. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information provided pursuant to this Item 7.01 (including Exhibit 99.1) is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99.1	Stage Stores, Inc. news release dated February 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: February 1, 2019	/s/ Jason T. Curtis
Jason T. Curtis
Senior Vice President,
Interim Chief Financial Officer and Treasurer